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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                         -----------------------------
                                   FORM 8-K

               Current Report Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934

     Date of Report (Date of Earliest Event Reported):  November 30, 2000


                         CENTAUR PHARMACEUTICALS, INC.
            (Exact Name of Registrant as Specified in its Charter)

                                   Delaware
                (State or Other Jurisdiction of Incorporation)


             000-24831                                   77-0304313
      (Commission File Number)                (IRS Employer Identification No.)


                              484 Oakmead Parkway
                          Sunnyvale, California 94085
              (Address of principal executive offices) (zip code)

                                (408) 822-1600
             (Registrant's Telephone Number, Including Area Code)

                                Not Applicable
         (Former Name or Former Address, if Changed Since Last Report)

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ITEM 5.  OTHER EVENTS

      Effective November 30, 2000, the Certificate of Incorporation of Centaur was amended to permit stockholders to act by written consent beyond December 31, 2000. This amendment was approved at a meeting of the Board of Directors and by the written consent of stockholders of Centaur. As a result of the amendment, stockholders will continue to be able to act by written consent until such time as Centaur closes an underwritten offering, which results in Centaur shares being traded on a significant public market specified in the amendment.

      Effective November 30, 2000 pursuant to Board approval, the Bylaws of Centaur were also amended to permit stockholders to act by written consent beyond December 31, 2000.
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ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(c)  Exhibits

     Exhibit
     Number     Exhibit Title
     ------     -------------
     3.01       Certificate of Amendment of Registrant's Restated Certificate
                of Incorporation
     3.02       Amendment of Registrant's Bylaws

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                         CENTAUR PHARMACEUTICALS, INC.
                                         (Registrant)


December 8, 2000.                        By:  /s/ Lucy O. Day
                                            -----------------------------------
                                                       Lucy O. Day
                                              Chief Financial Officer, Treasurer
                                                       and Secretary
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                                 EXHBIT INDEX
                                 ------------

     Exhibit
     Number      Exhibit Title
     ------      -------------
     3.01        Certificate of Amendment of Registrant's Restated Certificate
                 of Incorporation
     3.02        Amendment of Registrant's Bylaws